SECOND AMENDMENT TO CREDIT AGREEMENT


      THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is dated as of the 26th day of October, 1998 among CULP, INC. (the "Borrower"), WACHOVIA BANK, N.A. (successor by merger to Wachovia Bank of Georgia, N.A.), as Agent (the "Agent"), FIRST UNION NATIONAL BANK (successor by merger to First Union National Bank of North Carolina), as Documentation Agent and WACHOVIA BANK, N.A.(successor by merger to Wachovia Bank of North Carolina, N.A.), FIRST UNION NATIONAL BANK, and SUNTRUST BANK, ATLANTA (collectively, the "Banks");


                             W I T N E S S E T H:


      WHEREAS, the Borrower, the Agent, the Documentation Agent and the Banks executed and delivered that certain Credit Agreement, dated as of April 23, 1997, as amended by First Amendment to Credit Agreement dated as of July 22, 1998 (as so amended, the "Credit Agreement");

      WHEREAS, the Borrower has requested and the Agent, the Documentation Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

      NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent, the Documentation Agent and the Banks hereby covenant and agree as follows:

      1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.




      2. Amendment to Section 1.01. Section 1.01 of the Credit Agreement hereby is amended by (i) deleting the definitions of "EBIT" and "EBITDA" and
(ii) adding the following definitions of "Capital Expenditures", "Consolidated Lease Expense", "EBITDA", "EBILTDA", "Performance Pricing Recommencement Date" and "Second Amendment Effective Date":

                  "Capital Expenditures" means for any period the sum of all capital expenditures incurred during such period by the Borrower and its Consolidated Subsidiaries, as determined in accordance with GAAP.

                  "Consolidated  Lease  Expense"  for  any  period  means  all
      rental  expense  under   operating   leases  of  the  Borrower  and  its
      Consolidated Subsidiaries on a consolidated basis during such period.

                  "EBITDA"  means  at any  time  the  sum  of  the  following, determined on a consolidated basis for the Borrower and its Consolidated Subsidiaries, at the end of each Fiscal Quarter, for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters (and with respect to any Acquisition which is made during such 4 Fiscal Quarter period, the Consolidated Subsidiary acquired in such Acquisition shall be included as if it had been a Consolidated Subsidiary prior to the commencement of such 3 Fiscal Quarter period):
      (i)  Consolidated  Net  Income;  plus  (ii)  Consolidated  Net  Interest
      Expense; plus (iii) taxes on income; plus (iv) depreciation; plus (v) amortization; plus (vi) other non-cash charges.

                  "EBILTDA" means at any time the sum of the following, determined on a consolidated basis for the Borrower and its Consolidated Subsidiaries, at the end of each Fiscal Quarter, for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters (and with respect to any Acquisition which is made during such 4 Fiscal Quarter Period, the Consolidated Subsidiary acquired in such Acquisition shall be included as if it had been a Consolidated Subsidiary prior to the commencement of such 4 Fiscal Quarter Period):
      (i) EBITDA; plus (ii) Consolidated Lease Expense.

                  "Performance Pricing Recommencement Date" means the first date on and after the commencement of the third Fiscal Quarter for Fiscal Year 2000 on which the Banks receive a Compliance Certificate furnished pursuant to Section 5.01(c) showing compliance with Sections 5.05, 5.15, 5.16, 5.17, 5.19, 5.20, 5.21 and (unless Section 5.23 has terminated pursuant and subject to the last sentence thereof) 5.23.

                  "Second Amendment Effective Date" means October 26, 1998.

      3. Amendment to Section 2.03(a). Section 2.03(a) of the Credit Agreement hereby is amended by deleting the first sentence in its entirety, and substituting therefor the following.



      In addition to making Syndicated Borrowings, at any time on and after (but not before) the commencement of Fiscal Year 2001, the Borrower may, as set forth in this Section 2.03, request the Banks to make offers to make Money Market Borrowings available to the Borrower.

      4. Amendment to Section 2.06(a). Section 2.06(a) of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

            (a) "Applicable Margin" means:

            (i) for the period commencing on the Second Amendment Effective Date to the Performance Pricing Recommencement Date, (x) for any Base Rate Loan, 0.00%, and (y) for any Euro-Dollar Loan or Foreign Currency Loan, 1.125%; and

            (ii) from and after the Performance Pricing  Recommencement  Date,
      (x) for any Base Rate Loan, 0.00% and (y) for each Euro-Dollar Loan, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below as to such type of Loan and the Debt/EBITDA Ratio for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date.

             Debt/EBITDA Ratio                        Applicable Margin
                  < 1.0 to 1.0                               0.25%

                  > 1.0 to 1.0 but < 2.0 to 1.0              0.275%

                  > 2.0 to 1.0 but < 2.5 to 1.0              0.30%

                  > 2.5 to 1.0 but < 3.0 to 1.0              0.3625%

                  > 3.0 to 1.0 but < 3.5 to 1.0              0.55%

                  > 3.5 to 1.0                               0.75%




                  In determining interest for purposes of this Section 2.06 and fees for purposes of Section 2.07, the Borrower and the Banks shall refer to the Borrower's most recent consolidated quarterly and annual (as the case may be) financial statements delivered pursuant to Section 5.01(a) or (b), as the case may be. If such financial statements require a change  in  interest  pursuant  to this  Section  2.06 or fees pursuant to Section 2.07, the Borrower shall deliver to the Agent, along with such financial statements, a notice to that effect, which notice shall set forth in reasonable detail the calculations supporting the required change. The "Performance Pricing Determination Date" is the date which is the last date on which such financial statements are permitted to be delivered pursuant to Section 5.01(a) or (b), as applicable. Any such required change in interest and fees shall become effective on such Performance Pricing Determination Date, and shall be in effect until the next Performance Pricing Determination Date, provided that: (x) for Fixed Rate Loans, changes in interest shall only be effective for Interest Periods commencing on or after the Performance Pricing Determination Date; and (y) no fees or interest shall be decreased pursuant to this Section 2.06 or Section 2.07 if a Default is in existence on the Performance Pricing Determination Date.

      5. Amendment to Section 2.07(a). Section 2.07(a) of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

            (a) The Borrower shall pay to the Agent, for the ratable account of each Bank, a facility fee, calculated in the manner provided in the last paragraph of Section 2.06(a)(ii), on the aggregate amount of such Bank's Commitment (without taking into account the amount of the outstanding Loans made by such Bank), at a rate per annum equal to: (i) for the period commencing on the Second Amendment Effective Date to and including the first Performance Pricing Determination Date occurring after the commencement of the third Fiscal Quarter of Fiscal Year 2000, 0.375%; and (ii) from and after the first Performance Pricing Determination Date occurring after the commencement of the third Fiscal Quarter of Fiscal Year 2000, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below and the Debt/EBITDA Ratio for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date:

         Debt/EBITDA Ratio                            Facility Fee

            < 1.0 to 1.0                                 0.10%

            > 1.0 to 1.0 but 2.0 to 1.0                  0.125%

            > 2.0 to 1.0 but 2.5 to 1.0                  0.15%

            > 2.5 to 1.0 but 3.0 to 1.0                  0.1875%

            > 3.0 to 1.0                                 0.25%

      Such facility fees shall accrue from and including the Closing Date to (but excluding the Termination Date) and shall be payable on each March 31, June 30, September 30 and December 31 and on the Termination Date.


      6. Amendment to Section 5.01(c). Section 5.01(c) of the Credit Agreement hereby is amended by (i) deleting the word "and" before the reference to "5.21" in the 7th line thereof and substituting a comma therefor, and (ii) adding after such reference to "5.21" the word and reference "and 5.23".

      7. Amendment to Section 5.01(d). Section 5.01(d) of the Credit Agreement hereby is amended by (i) deleting the word "and" before the reference to "5.21" in the 7th line thereof and substituting a comma therefor, and (ii) adding after such reference to "5.21" the word and reference "and 5.23".

      8. Amendment to Section 5.19. Section 5.19 of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

                  SECTION 5.19. Interest and Leases Coverage. At the end of each Fiscal Quarter, the ratio of EBILTDA to the sum of (x) Consolidated Net Interest Expense plus (y) Consolidated Lease Expense shall not have been less than: (i) for the period from and including the second Fiscal Quarter of Fiscal Year 1999 through and including the first Fiscal Quarter of Fiscal Year 2000, 2.0 to 1.0; (ii) for the period from and including the second Fiscal Quarter of Fiscal Year 2000 through and including the third Fiscal Quarter of Fiscal Year 2000,
      2.25 to 1.0; and (iii) at all times thereafter, 3.0 to 1.0.

      9. Amendment to Section 5.21. Section 5.21 of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

            SECTION 5.21. Debt/EBITDA Ratio. The Debt/EBITDA Ratio at the end of each Fiscal Quarter will be less than: (i) for the period from and including the second Fiscal Quarter of Fiscal Year 1999 through and including the first Fiscal Quarter of Fiscal Year 2000, 5.0 to 1.0;
      (ii) for the period from and including the second Fiscal Quarter of Fiscal Year 2000 through and including the third Fiscal Quarter of Fiscal Year 2000, 4.0 to 1.0; and (iii) at all times thereafter, 3.5 to 1.0.

      10. New Section 5.23. A new Section 5.23 hereby is added to the Credit Agreement, as follows:



                  SECTION 5.23. Capital Expenditures. Commencing with the second Fiscal Quarter of Fiscal Year 1999 and continuing through the end of the first Fiscal Quarter of Fiscal Year 2000, Capital
      Expenditures for any Fiscal Quarter shall not exceed the sum of (i) 100% of the amount set forth for Capital Expenditures for such Fiscal Quarter in the quarterly projections of cash flows of the Borrower dated October 26, 1998 furnished to the Banks; plus (ii) 50% of the amount of Capital Expenditures permitted under clause (i) for the immediately preceding Fiscal Quarter but not expended; provided that after giving effect to the incurrence of any Capital Expenditures permitted by this Section, no Default shall be in existence or be created thereby. So long as no Default is in existence on the first day of the second Fiscal Quarter of Fiscal Year 2000, this covenant shall terminate, and thereafter all references in this Agreement to
      Section 5.23 shall be ignored.

      11. New Section 5.24. A new Section 5.24 hereby is added to the Credit Agreement, as follows:

                  SECTION 5.24. Bank Debt. From and after the Second Amendment Effective Date, the Borrower shall not, and shall not permit any Subsidiary to, incur any Debt to any bank or other financial institution, other than Debt arising in the ordinary course of business from or with respect to (i) the endorsement of negotiable instruments and (ii) the operating accounts of, and cash management services provided to, the Borrower and its Subsidiaries.

      12. Amendment to Section 6.01(b). Section 6.01(b) of the Credit Agreement hereby is amended by deleting the reference "5.22" in the 3rd line thereof and substituting therefor the reference "5.24".

      13. Amendment to Exhibit F. Exhibit F to the Credit Agreement hereby is amended by deleting paragraphs 5 and 7 thereof, substituting therefor paragraphs 5 and 7 set forth in Exhibit F attached hereto, and adding a new paragraph 8 thereto, as set forth in Exhibit F attached hereto.

      14.   Restatement  of  Representations  and  Warranties.   The  Borrower
hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Second Amendment and all other loan documents executed and/or delivered in connection herewith.

      15.  Effect of  Amendment.  Except as set forth  expressly  hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

      16.   Ratification.   The  Borrower   hereby   restates,   ratifies  and
reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

      17. Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, and delivered by facsimile transmission, each of which when so executed and delivered (including by facsimile transmission) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

      18. Section References. Section titles and references used in this Second Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

      19. No Default. To induce the Agent and the Banks to enter into this Second Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i)-no Default or Event of Default and (ii)-no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

      20. Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.

      21. Governing Law. This Second Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

      22.   Conditions   Precedent.   This  Second   Amendment   shall  become
effective only upon execution and delivery of this Second Amendment by the Borrower, the Agent and each Bank.


      IN WITNESS WHEREOF, the Borrower, the Agent and each of the Banks whose signature appears below has caused this Second Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                    CULP, INC.,
                                    as Borrower                    (SEAL)



                                    By:
                                       Title:



                                    WACHOVIA BANK, N.A. (successor
                                    by merger to Wachovia Bank of
                                    Georgia, N.A. and Wachovia Bank
                                    North Carolina, N.A.), as Agent
                                    and as a Bank                   (SEAL)



                                    By:
                                       Title:




                                    FIRST UNION NATIONAL BANK
                                    (successor by merger to
                                    First Union National Bank
                                    of North Carolina),
                                    as Documentation Agent and
                                    as a Bank                        (SEAL)



                                    By:
                                       Title:


                                    SUNTRUST BANK, ATLANTA,
                                    as a Bank                        (SEAL)



                                    By:
                                       Title:

                                      EXHIBIT F


     5.  Interest and Leases Coverage (Section 5.19)

     At the end of each Fiscal Quarter, the ratio of EBILTDA to the sum of (x) Consolidated Net Interest Expense plus (y) Consolidated Lease Expense shall not have been less than: (i) for the period from and including the second Fiscal Quarter of Fiscal Year 1999 through and including the first Fiscal Quarter of Fiscal Year 2000, 2.0 to 1.0; (ii) for the period from and including the second Fiscal Quarter of Fiscal Year 2000 through and including the third Fiscal Quarter of Fiscal Year 2000, 2.25 to 1.0; and
     (iii) at all times thereafter, 3.0 to 1.0.

      (a) EBILTDA - Schedule 1                                $

      (b) Consolidated Net Interest Expense
          - Schedule 1                                        $
              (c) Consolidated Lease Expense
          - Schedule 1                                        $____________

      (d) Sum of (b) and (c)                                  $____________

      (e) Actual ratio of (a) to (d)                               to 1.0

            Minimum ratio                             [2.0 to 1.0]
                                                      [2.25 to 1.0]
                                                      [3.0 to 1.0]

      7.  Debt/EBITDA Ratio (Section 5.21)

     The Debt/EBITDA  Ratio at the end of each Fiscal Quarter will be less than:
     (i) for the period from and including the second Fiscal Quarter of Fiscal Year 1999 through and including the first Fiscal Quarter of Fiscal Year 2000, 5.0 to 1.0; (ii) for the period from and including the second Fiscal Quarter of Fiscal Year 2000 through and including the third Fiscal Quarter of Fiscal Year 2000, 4.0 to 1.0; and (iii) at all times thereafter, 3.5 to 1.0.

            (a)  Total Debt                     $ ______________

            (b)  EBITDA - Schedule 1            $ ______________

            (c)  Actual ratio of (a) to (b)           to 1.0

                  Maximum ratio                       [<5.0 to 1.0]
                                                      [<4.0 to 1.0]
                                                      [<3.5 to 1.0]



      8.  Capital Expenditures (Section 5.23)1

     Commencing with the second Fiscal Quarter of Fiscal Year 1999 and continuing through the end of the first Fiscal Quarter of Fiscal Year 2000, Capital Expenditures for any Fiscal Quarter shall not exceed the sum of (i) 100% of the amount set forth for Capital Expenditures for such Fiscal Quarter in the quarterly projections of cash flows of the Borrower dated October 26, 1998 furnished to the Banks; plus (ii) 50% of the amount of Capital Expenditures permitted under clause (i) for the immediately preceding Fiscal Quarter but not expended; provided that after giving effect to the incurrence of any Capital Expenditures permitted by this Section, no Default shall be in existence or be created thereby. So long as no Default is in existence on the first day of the second Fiscal Quarter of Fiscal Year 2000, this covenant shall terminate, and thereafter all references in this Agreement to Section 5.23 shall be ignored.

      (a)   Capital Expenditures for Fiscal
            Quarter just ended                              $______________

      (b)   Capital Expenditures set forth in
            10/7/98 projections for Fiscal
            Quarter just ended                              $______________

      (c)  Capital Expenditures permitted under
            clause (i) for Fiscal Quarter
            immediately preceding Fiscal Quarter
            just ended but not expended                     $______________

      (d)   50% of (c)                                      $______________

      (e)   sum of (b) plus (d)                             $______________

            Limitation: (a) may not exceed (e)

                                     Schedule 1

                                   EBITDA/EBILTDA
I. EBITDA

      (a) Consolidated Net Income for:

                 quarter                        $______________

                 quarter                        $______________

                 quarter                        $______________

                 quarter                        $______________

            Total                               $______________

      (b) Consolidated Net Interest Expense for:

                 quarter                        $______________

                 quarter                        $______________

                 quarter                        $______________

                 quarter                        $______________

            Total                               $______________

      (c) Income Taxes for:

                 quarter                        $______________

                 quarter                        $______________

                 quarter                        $______________

                 quarter                        $______________

            Total                               $______________

      (d) Depreciation expense for:

                 quarter                        $______________

                 quarter                        $______________

                 quarter                        $______________

                 quarter                        $______________

            Total                               $______________

      (e) Amortization expense for:

                 quarter                        $______________

                 quarter                        $______________

                 quarter                        $______________

                 quarter                        $______________

            Total                               $______________

      (f) Other Non-cash charges for:

                 quarter                        $______________

                 quarter                        $______________

                 quarter                        $______________

                 quarter                        $______________


            Total                               $______________

      TOTAL EBITDA (sum of (a) through (f))     $______________



II.  EBILTDA

      (a) EBITDA (from Part I)                        $ ____________

      (b) Capital Lease Expense for:

                 quarter                        $______________

                 quarter                        $______________

                 quarter                        $______________

                 quarter                        $______________

      TOTAL EBILTDA (sum of (a) and(b))         $______________


--------
1 May be deleted from and after termination of the covenant pursuant and subject to the last sentence of Section 5.23.